Components of Income Tax (Detail) ¥ in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Income Tax Disclosure [Abstract]
Current income tax	¥ 3,812	$ 537	¥ 3,163	¥ 3,636
Income tax refund due to reduced tax rate			(468)	0
Adjustments of deferred tax assets due to change in tax rates	111	16	119	109
Deferred income tax benefit	(274)	(39)	(236)	(558)
Taxation for the year	¥ 3,649	$ 514	¥ 2,578	¥ 3,187